Exhibit 99.3 Supplemental Information

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2008

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

REVENUES:
Minimum rents	$175,390	$154,871	$347,268	$309,120
Percentage rents	1,607	1,852	6,597	8,334
Other rents	4,204	3,947	9,215	8,362
Tenant reimbursements	79,567	74,975	165,818	152,646
Management, development and leasing fees	2,484	3,954	5,422	5,175
Other	6,275	6,690	13,304	11,670

Total revenues	269,527	246,289	547,624	495,307

EXPENSES:
Property operating	43,794	38,764	91,815	81,829
Depreciation and amortization	73,064	60,491	146,680	117,099
Real estate taxes	23,749	19,862	47,604	40,508
Maintenance and repairs	14,780	14,003	32,487	29,294
General and administrative	11,114	10,570	23,645	20,767
Other	6,541	4,802	13,540	8,441

Total expenses	173,042	148,492	355,771	297,938

Income from operations	96,485	97,797	191,853	197,369
Interest and other income	2,182	2,883	4,909	5,628
Interest expense	(76,455)	(68,814)	(156,679)	(134,941)
Loss on extinguishment of debt	—	—	—	(227)
Gain on sales of real estate assets	4,273	2,698	7,349	6,228
Equity in earnings (losses) of unconsolidated affiliates	(186)	1,084	793	1,682
Income tax provision	(3,838)	(948)	(4,195)	(1,751)
Minority interest in earnings:
Operating partnership	(7,385)	(9,035)	(12,127)	(22,598)
Shopping center properties	(6,402)	(3,567)	(12,451)	(4,297)

Income from continuing operations	8,674	22,098	19,452	47,093
Operating income of discontinued operations	3,335	590	4,183	693
Gain (loss) on discontinued operations	3,112	—	3,112	(55)

Net income	15,121	22,688	26,747	47,731
Preferred dividends	(5,454)	(11,223)	(10,909)	(18,865)

Net income available to common shareholders	$9,667	$11,465	$15,838	$28,866

Basic per share data:
Income from continuing operations, net of preferred dividends	$0.05	$0.17	$0.13	$0.43
Discontinued operations	0.10	0.01	0.11	0.01

Net income available to common shareholders	$0.15	$0.18	$0.24	$0.44

Weighted average common shares outstanding	65,982	65,246	65,940	65,178

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.05	$0.16	$0.13	$0.43
Discontinued operations	0.10	0.01	0.11	0.01

Net income available to common shareholders	$0.15	$0.17	$0.24	$0.44

Weighted average common and potential dilutive common shares outstanding	66,206	65,922	66,146	65,905

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

Net income available to common shareholders	$9,667	$11,465	$15,838	$28,866
Minority interest in earnings of operating partnership	7,385	9,035	12,127	22,598
Depreciation and amortization expense of:
Consolidated properties	73,064	60,491	146,680	117,099
Unconsolidated affiliates	6,694	3,621	13,371	7,125
Discontinued operations	117	474	2,357	934
Non-real estate assets	(259)	(234)	(502)	(462)
Minority investors’ share of depreciation and amortization	(303)	1,096	(651)	490
(Gain) loss on discontinued operations	(3,112)	—	(3,112)	55
Income tax provision on disposal of discontinued operations	1,183	—	1,183	—

Funds from operations of the operating partnership	$94,436	$85,948	$187,291	$176,705

Funds from operations per diluted share	$0.81	$0.74	$1.60	$1.52

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,841	116,583	116,781	116,611

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$94,436	$85,948	$187,291	$176,705
Percentage allocable to Company shareholders (1)	56.58%	56.29%	56.56%	56.24%

Funds from operations allocable to Company shareholders	$53,432	$48,380	$105,932	$99,379

(1)

Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units on page 4.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$4,458	$2,082	$5,918	$5,639
Lease termination fees per share	$0.04	$0.02	$0.05	$0.05

Straight-line rental income	$1,738	$1,260	$3,151	$2,384
Straight-line rental income per share	$0.01	$0.01	$0.03	$0.02

Gains on outparcel sales	$4,188	$3,352	$7,548	$7,138
Gains on outparcel sales per share	$0.04	$0.03	$0.06	$0.06

Amortization of acquired above- and below-market leases	$2,405	$2,762	$5,108	$5,692
Amortization of acquired above- and below-market leases per share	$0.02	$0.02	$0.04	$0.05

Amortization of debt premiums	$1,961	$1,928	$3,936	$3,830
Amortization of debt premiums per share	$0.02	$0.02	$0.03	$0.03

Income tax provision	$(2,655)	$(948)	$(3,012)	$(1,751)
Income tax provision per share	$(0.02)	$(0.01)	$(0.03)	$(0.02)

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

Net income	$15,121	$22,688	$26,747	$47,731

Adjustments:
Depreciation and amortization	73,064	60,491	146,680	117,099
Depreciation and amortization from unconsolidated affiliates	6,694	3,621	13,371	7,125
Depreciation and amortization from discontinued operations	117	474	2,357	934
Minority investors’ share of depreciation and amortization in shopping center properties	(303)	1,096	(651)	490
Interest expense	76,455	68,814	156,679	134,941
Interest expense from unconsolidated affiliates	7,208	4,206	13,834	8,398
Minority investors’ share of interest expense in shopping center properties	(455)	1,294	(903)	107
Loss on extinguishment of debt	—	—	—	227
Abandoned projects expense	1,198	551	2,911	600
Gain on sales of real estate assets	(4,273)	(2,698)	(7,349)	(6,228)
Gain on sales of real estate assets of unconsolidated affiliates	(145)	(654)	(429)	(910)
Minority investors’ share of gain on sales of shopping center real estate assets	230	—	230	—
Income tax provision	3,838	948	4,195	1,751
Minority interest in earnings of operating partnership	7,385	9,035	12,127	22,598
(Gain) loss on discontinued operations	(3,112)	—	(3,112)	55

Operating partnership’s share of total NOI	183,022	169,866	366,687	334,918
General and administrative expenses	11,114	10,570	23,645	20,767
Management fees and non-property level revenues	(6,136)	(12,352)	(14,565)	(19,057)

Operating partnership’s share of property NOI	188,000	168,084	375,767	336,628
NOI of non-comparable centers	(23,154)	(1,914)	(44,628)	(3,112)

Total same-center NOI	$164,846	$166,170	$331,139	$333,516

Malls	$151,417	$152,996	$304,358	$307,570
Associated centers	7,748	8,163	15,858	16,248
Community centers	1,636	1,688	3,317	3,072
Other	4,045	3,323	7,606	6,626

Total same-center NOI	164,846	166,170	331,139	333,516
Less lease termination fees	(3,758)	(2,082)	(4,568)	(5,639)

Total same-center NOI, excluding lease termination fees	$161,088	$164,088	$326,571	$327,877

Percentage Change:
Malls	-1.0%		-1.0%
Associated centers	-5.1%		-2.4%
Community centers	-3.1%		8.0%
Other	21.7%		14.8%

Total same-center NOI	-0.8%		-0.7%

Total same-center NOI, excluding lease termination fees	-1.8%		-0.4%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Company’s Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	June 30, 2008

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,653,373	$1,344,785	$5,998,158
Minority investors’ share of consolidated debt	(23,909)	(910)	(24,819)
Company’s share of unconsolidated affiliates’ debt	409,702	74,145	483,847

Company’s share of consolidated and unconsolidated debt	$5,039,166	$1,418,020	$6,457,186

Weighted average interest rate	5.79%	3.59%	5.30%

	June 30, 2007

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,066,960	$884,746	$4,951,706
Minority investors’ share of consolidated debt	(119,955)	—	(119,955)
Company’s share of unconsolidated affiliates’ debt	217,532	36,858	254,390

Company’s share of consolidated and unconsolidated debt	$4,164,537	$921,604	$5,086,141

Weighted average interest rate	5.91%	6.20%	5.96%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2008
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value

Common stock and operating partnership units	116,960	$22.84	$2,671,366
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000

Total market equity			2,961,366
Company’s share of total debt			6,457,186

Total market capitalization			$9,418,552

Debt-to-total-market capitalization ratio			68.6%

(1)

Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2008. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	Basic	Diluted	Basic	Diluted

2008:
Weighted average shares - EPS	65,982	66,206	65,940	66,146
Weighted average operating partnership units	50,635	50,635	50,635	50,635

Weighted average shares- FFO	116,617	116,841	116,575	116,781

2007:
Weighted average shares - EPS	65,246	65,922	65,178	65,905
Weighted average operating partnership units	50,661	50,661	50,706	50,706

Weighted average shares- FFO	115,907	116,583	115,884	116,611

Dividend Payout Ratio	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

Weighted average dividend per share	$0.55047	$0.51031	$1.10094	$1.02063
FFO per diluted, fully converted share	$0.81	$0.74	$1.60	$1.52

Dividend payout ratio	68.0%	69.0%	68.8%	67.1%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	June 30, 2008	December 31, 2007

ASSETS
Real estate assets:
Land	$861,234	$917,578
Buildings and improvements	7,229,632	7,263,907

	8,090,866	8,181,485
Accumulated depreciation	(1,213,790)	(1,102,767)

	6,877,076	7,078,718
Held for Sale	137,936	—
Developments in progress	408,587	323,560

Net investment in real estate assets	7,423,599	7,402,278
Cash and cash equivalents	66,450	65,826
Cash in escrow	2,650	—
Receivables:
Tenant, net of allowance	65,738	72,570
Other	12,810	10,257
Mortgage and other notes receivable	48,883	135,137
Investments in unconsolidated affiliates	221,365	142,550
Intangible lease assets and other assets	251,406	276,429

	$8,092,901	$8,105,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$5,998,158	$5,869,318
Accounts payable and accrued liabilities	353,744	394,884

Total liabilities	6,351,902	6,264,202

Commitments and contingencies
Minority interests	875,211	920,297

Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 66,325,420 and 66,179,747 issued and outstanding in 2008 and 2007, respectively	663	662
Additional paid-in capital	997,821	990,048
Accumulated other comprehensive loss	(6,192)	(20)
Accumulated deficit	(126,516)	(70,154)

Total shareholders’ equity	865,788	920,548

	$8,092,901	$8,105,047

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

EBITDA:
Net Income	$15,121	$22,688	$26,747	$47,731

Adjustments:
Depreciation and amortization	73,064	60,491	146,680	117,099
Depreciation and amortization from unconsolidated affiliates	6,694	3,621	13,371	7,125
Depreciation and amortization from discontinued operations	117	474	2,357	934
Minority investors’ share of depreciation and amortization in shopping center properties	(303)	1,096	(651)	490
Interest expense	76,455	68,814	156,679	134,941
Interest expense from unconsolidated affiliates	7,208	4,206	13,834	8,398
Minority investors’ share of interest expense in shopping center properties	(455)	1,294	(903)	107
Income taxes	5,258	2,246	5,914	3,317
Loss on extinguishment of debt	—	—	—	227
Abandoned projects	1,198	551	2,911	600
Minority interest in earnings of operating partnership	7,385	9,035	12,127	22,598
(Gain) loss on discontinued operations	(3,112)	—	(3,112)	55

Company’s share of total EBITDA	$188,630	$174,516	$375,954	$343,622

Interest Expense:
Interest expense	$76,455	$68,814	$156,679	$134,941
Interest expense from unconsolidated affiliates	7,208	4,206	13,834	8,398
Minority investors’ share of interest expense in shopping center properties	(455)	1,294	(903)	107

Company’s share of total interest expense	$83,208	$74,314	$169,610	$143,446

Ratio of EBITDA to Interest Expense	2.27	2.35	2.22	2.40

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2008	2007	2008	2007

Company’s share of total EBITDA	$188,630	$174,516	$375,954	$343,622
Interest expense	(76,455)	(68,814)	(156,679)	(134,941)
Minority investors’ share of interest expense in shopping center properties	455	(1,294)	903	(107)
Income taxes	(5,258)	(2,246)	(5,914)	(3,317)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,292	2,262	4,411	3,844
Amortization of debt premiums	(1,961)	(1,928)	(3,936)	(3,830)
Amortization of above- and below- market leases	(2,511)	(2,762)	(5,108)	(5,692)
Depreciation and interest expense from unconsolidated affiliates	(13,902)	(7,827)	(27,205)	(15,523)
Minority investors’ share of depreciation and amortization in shopping center properties	303	(1,096)	651	(490)
Minority interest in earnings - shopping center properties	6,402	3,567	12,451	4,297
Gains on outparcel sales	(4,273)	(2,698)	(7,349)	(6,228)
Income tax benefit from stock options	2,235	—	3,736	1,139
Equity in (earnings) losses of unconsolidated affiliates	186	(1,084)	(793)	(1,682)
Distributions from unconsolidated affiliates	2,780	2,128	6,943	3,019
Share-based compensation expense	1,139	1,084	2,727	3,210
Changes in operating assets and liabilities	(2,082)	12,258	(9,860)	17,059

Cash flows provided by operating activities	$97,980	$106,066	$190,932	$204,380

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Schedule of Mortgage and Other Notes Payable as of June 30, 2008
(Dollars in thousands )

						Balance
		Maturity Date	Interest Rate
Location	Property			Balance		Fixed	Variable

Operating Properties:
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	$97,849		$97,849	$—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	81,205		81,205	—
Nashville, TN	The Courtyard at Hickory Hollow Mall	Aug-08	6.77%	3,780		3,780	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	65,629		65,629	—
Nashville, TN	The Village at Rivergate	Aug-08	6.77%	3,100		3,100	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	85,018		85,018	—
Stillwater, OK	Lakeview Pointe	Nov-08	3.48%	19,239		—	19,239
Milford, CT	Milford Marketplace	Dec-08	3.63%	18,690		—	18,690
High Point, NC	Oak Hollow Mall	Feb-09	7.31%	38,810		38,810	—
Cary, NC	Cary Towne Center	Mar-09	6.85%	82,912		82,912	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	51,931		51,931	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	60,778		60,778	—
Terre Haute, IN	Honey Creek Mall	May-09	4.75%	30,681		30,681	—
Chattanooga, TN	CBL Center II	Aug-09	3.71%	11,379		—	11,379
Burlington, NC	Alamance Crossing	Sep-09	3.70%	73,791		—	73,791
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	23,767		23,767	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,447		7,447	—
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	53,856	(a)	53,856	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	39,647		39,647	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,215		9,215	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	64,307		64,307	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	42,212		42,212	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	50,864		50,864	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,031		8,031	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	124,247		124,247	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,399		30,399	—
Wausau, WI	Wausau Center	Dec-10	6.70%	11,917		11,917	—
York, PA	York Galleria	Dec-10	8.34%	48,577		48,577	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	89,455		89,455	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	78,748		78,748	—
Panama City, FL	Panama City Mall	Aug-11	7.30%	38,020		38,020	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	65,205		65,205	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,614		5,614	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	28,724		28,724	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,918		1,918	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	60,526		60,526	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	34,634		34,634	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	13,891		13,891	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	72,119		72,119	—
Douglasville, GA	The Landing at Arbor Place	Jul-12	6.51%	8,141		8,141	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	31,856		31,856	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	40,174		40,174	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	57,518		57,518	—
Racine, WI	Regency Mall	Jul-12	6.51%	31,502		31,502	—
Saginaw, MI	Fashion Square	Jul-12	6.51%	55,217		55,217	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	49,900		49,900	—
Chattanooga, TN	CBL Center	Aug-12	6.25%	13,802		13,802	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	48,493		48,493	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	122,464		122,464	—

					Balance
		Maturity Date	Interest Rate
Location	Property			Balance	Fixed	Variable

Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	74,804	74,804	—
St. Louis, MO	West County Center	Apr-13	5.82%	156,773	156,773	—
Columbia, SC	Columbia Place	Sep-13	5.45%	30,537	30,537	—
St. Louis, MO	South County Center	Oct-13	5.50%	79,779	79,779	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	38,540	38,540	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Rockford, IL	CherryVale Mall	Oct-15	5.00%	90,142	90,142	—
Brookfield, IL	Brookfield Square	Nov-15	5.08%	100,888	100,888	—
Madison, WI	East Towne Mall	Nov-15	5.00%	76,826	76,826	—
Madison, WI	West Towne Mall	Nov-15	5.00%	108,517	108,517	—
Bloomington, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,056	32,056	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	10,644	10,644	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	75,254	75,254	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	114,229	114,229	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	83,004	83,004	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,138	37,138	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,112	45,112	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	74,051	74,051	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	16,798	16,798	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,156	22,156	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	148,096	148,096	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	105,851	105,851	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	43,720	43,720	—
Cincinnati, OH	Eastgate Crossing	May-17	5.66%	16,482	16,482	—

	SUBTOTAL			$4,357,096	$4,233,997	$123,099

Weighted average interest rate				5.87%	5.93%	3.65%

Debt Premiums (Discounts):
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	$741	$741	$—
Terre Haute, IN	Honey Creek Mall	May-09	4.75%	598	598	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	2,519	2,519	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	3,093	3,093	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	3,957	3,957	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	4,903	4,903	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,212	2,212	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	6,464	6,464	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,021	2,021	—
St. Louis, MO	West County Center	Apr-13	5.82%	(3,860)	(3,860)	—
St. Louis, MO	South County Center	Oct-13	5.50%	(1,888)	(1,888)	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	435	435	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	(2,203)	(2,203)	—

	SUBTOTAL			$18,992	$18,992	$—

Weighted average interest rate				4.85%	4.85%

Total Loans On Operating Properties And Debt Premiums (Discounts)				$4,376,088	$4,252,989	$123,099

Weighted average interest rate				5.86%	5.93%	3.65%

					Balance
		Maturity	Interest
Location	Property	Date	Rate	Balance	Fixed	Variable

Construction Loans:
Pearland, TX	Pearland Town Center	Jul-10	3.65%	$88,574	$—	$88,574
Pittsburgh, PA	Settler’s Ridge	Dec-10	3.38%	9,496	—	9,496
Statesboro, GA	Statesboro Crossing	Feb-11	3.48%	9,059	—	9,059
St. Louis, MO	West County Center Former Lord & Taylor	Mar-11	3.48%	9,911	—	9,911

	SUBTOTAL			$117,040	—	$117,040

Credit Facilities;
Unsecured credit facility		Aug-08	3.38%	$407,000 (b)	$—	$407,000
Secured credit facilities		Feb-09 to Mar-10	4.10%	629,700 (c)	400,000	229,700
Unsecured term facilities		Nov-10 to Apr-11	3.83%	467,946	—	467,946

	SUBTOTAL			$1,504,646	$400,000	$1,104,646

Other				$384	$384	—

Total Consolidated Debt				$5,998,158	$4,653,373	$1,344,785

Weighted average interest rate				5.31%	5.81%	3.57%

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
West Melbourne, FL	Hammock Landing	Sep-08	4.50%	$1,537	$—	$1,537
West Melbourne, FL	Hammock Landing	Nov-08	4.50%	3,693	—	3,693
Huntsville, AL	Parkway Place	Jun-09	3.48%	26,600	—	26,600
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	3.97%	3,061	—	3,061
Lee’s Summit, MO	Summit Fair	Jun-10	5.09%	7,513 (d)	—	7,513
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	788	788	—
Port Orange, FL	The Pavilion at Port Orange	Jun-11	5.02%	7,587	—	7,587
Port Orange, FL	The Pavilion at Port Orange	Jun-11	4.25%	4,150	—	4,150
York, PA	York Town Center	Oct-11	3.70%	20,004	—	20,004
Greensboro, NC	Friendly Center	Apr-13	5.33%	38,812	38,812	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	5.22%	7,850	7,850	—
Greensboro, NC	Friendly Center Office Building	Apr-13	5.33%	1,100	1,100	—
Greensboro, NC	First National Bank Building	Apr-13	5.33%	405	405	—
Greensboro, NC	Green Valley Office Building	Apr-13	5.33%	971	971	—
Greensboro, NC	First Citizens Bank Building	Apr-13	5.33%	2,555	2,555	—
Greensboro, NC	Bank of America Building	Apr-13	5.33%	4,625	4,625	—
Greensboro, NC	Wachovia Office Building	Apr-13	5.33%	1,533	1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	46,002 (e)	46,002	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	34,519	34,519	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	99,268	99,268	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	5.61%	18,175	18,175	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	13,219	13,219	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,376	14,376	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	22,096	22,096	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	7,685	7,685	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	6.10%	323	323	—
Ft. Myers, FL	Gulf Coast Town Center	Jul-17	5.60%	95,400	95,400	—

	SUBTOTAL			$483,847	$409,702	$74,145

		Minority Interest %
Less Minority Interests’ Share Of Consolidated Debt:
Chattanooga, TN	CBL Center	8.00%	6.25%	$(1,104)	$(1,104)	$—
Chattanooga, TN	CBL Center II	8.00%	3.71%	(910)	—	(910)
Chattanooga, TN	Hamilton Corner	10.00%	5.67%	(1,680)	(1,680)	—
Chattanooga, TN	Hamilton Place	10.00%	5.86%	(11,423)	(11,423)	—
Highpoint, NC	Oak Hollow Mall	25.00%	7.31%	(9,702)	(9,702)	—

	SUBTOTAL			(24,819)	(23,909)	(910)

Company’s Share Of Consolidated And Unconsolidated Debt				$6,457,186	$5,039,166	$1,418,020

Weighted average interest rate				5.30%	5.79%	3.59%

					Balance
		Maturity	Interest
Location	Property	Date	Rate	Balance	Fixed	Variable

Total Debt of Unconsolidated Affiliates:
West Melbourne, FL	Hammock Landing	Sep-08	4.50%	$3,075	$—	$3,075
West Melbourne, FL	Hammock Landing	Nov-08	4.50%	7,385	—	7,385
Huntsville, AL	Parkway Place	Jun-09	3.48%	53,200	—	53,200
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	3.97%	3,061	—	3,061
Lee’s Summit, MO	Summit Fair	Jun-10	5.09%	27,827	—	27,827
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,558	1,558	—
Port Orange, FL	The Pavilion at Port Orange	Jun-11	5.02%	15,174	—	15,174
Port Orange, FL	The Pavilion at Port Orange	Jun-11	4.25%	8,300	—	8,300
York, PA	York Town Center	Oct-11	3.70%	40,008	—	40,008
Greensboro, NC	Friendly Center	Apr-13	5.33%	77,625	77,625	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	5.22%	15,700	15,700	—
Greensboro, NC	Friendly Center Office Building	Apr-13	5.33%	2,199	2,199	—
Greensboro, NC	First National Bank Building	Apr-13	5.33%	809	809	—
Greensboro, NC	Green Valley Office Building	Apr-13	5.33%	1,941	1,941	—
Greensboro, NC	First Citizens Bank Building	Apr-13	5.33%	5,110	5,110	—
Greensboro, NC	Bank of America Building	Apr-13	5.33%	9,250	9,250	—
Greensboro, NC	Wachovia Office Building	Apr-13	5.33%	3,066	3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	92,004	92,004	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	57,531	57,531	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	198,536	198,536	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	5.61%	36,349	36,349	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	27,831	27,831	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	28,754	28,754	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	44,192	44,192	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	15,369	15,369	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	6.10%	647	647	—
Ft. Myers, FL	Gulf Coast Town Center	Jul-17	5.60%	190,800	190,800	—

				$967,301	$809,271	$158,030

Weighted average interest rate				5.35%	5.60%	4.09%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b)	The Company intends to exercise one of the three, one-year extension options available on this line of credit to extend the maturity date to August 2009.

(c)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

(d)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(e)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	642,400	$36.22	$38.33	5.8%	$39.61	9.4%
Stabilized malls	555,570	38.99	41.44	6.3%	42.89	10.0%
New leases	207,535	40.23	44.89	11.6%	47.45	17.9%
Renewal leases	348,035	38.26	39.39	3.0%	40.17	5.0%

Year to Date:
All Property Types (1)	1,515,351	$35.84	$38.84	8.4%	$39.88	11.3%
Stabilized malls	1,375,961	37.60	40.86	8.7%	41.98	11.6%
New leases	376,297	42.17	49.05	16.3%	51.47	22.1%
Renewal leases	999,664	35.88	37.78	5.3%	38.41	7.1%

Total Leasing Activity

Square Feet

Quarter:
Total Leased	1,420,088
Operating Portfolio	862,740
Development Portfolio	557,348

Year to Date:
Total Leased	3,052,928
Operating Portfolio	1,735,691
Development Portfolio	1,317,237

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of June 30,

	2008	2007

Stabilized malls	$29.17	$28.00
Non-stabilized malls	24.84	28.29
Associated centers	11.60	12.09
Community centers	14.05	15.09
Other	17.52	19.53

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.

(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Top 25 Tenants Based on Percentage of Annualized Total Revenues as of June 30, 2008

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Annualized Revenues

1	Limited Brands, LLC	157	771,269	$31,841,886	2.70%
2	Foot Locker, Inc.	187	707,014	29,554,214	2.50%
3	The Gap Inc.	105	1,105,430	27,372,167	2.32%
4	Abercrombie & Fitch, Co.	96	646,066	23,712,158	2.01%
5	AE Outfitters Retail Company	81	467,195	21,184,833	1.80%
6	Signet Group plc (2)	118	197,744	19,162,897	1.62%
7	Luxottica Group, S.P.A. (3)	155	340,250	17,005,076	1.44%
8	Finish Line, Inc.	90	441,012	16,893,267	1.43%
9	Zale Corporation	145	151,162	16,365,874	1.39%
10	Genesco Inc. (4)	182	250,003	15,457,640	1.31%
11	JC Penney Co. Inc. (5)	75	8,512,233	14,803,830	1.25%
12	Express Fashions	53	437,062	14,716,560	1.25%
13	New York & Company, Inc.	56	397,360	14,604,109	1.24%
14	Dick’s Sporting Goods, Inc.	16	954,973	13,035,042	1.10%
15	The Regis Corporation	211	249,086	12,805,362	1.09%
16	Charlotte Russe Holding, Inc.	49	338,641	11,991,538	1.02%
17	Christopher & Banks, Inc.	89	302,351	11,197,151	0.95%
18	Aeropostale, Inc.	76	258,479	10,879,747	0.92%
19	Charming Shoppes, Inc. (6)	54	321,426	10,479,920	0.89%
20	Pacific Sunwear of California	69	253,091	9,797,344	0.83%
21	The Buckle, Inc.	48	238,186	9,449,680	0.80%
22	The Children’s Place Retail Stores, Inc. (7)	53	222,170	9,143,805	0.77%
23	Claire’s Stores, Inc.	120	141,966	9,016,867	0.76%
24	Sun Capital Partners, Inc. (8)	56	712,475	8,998,059	0.76%
25	Tween Brands, Inc. (9)	64	259,324	8,658,752	0.73%

		2,405	18,675,968	$388,127,778	32.88%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at June 30, 2008.

(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.

(4)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.

(5)	JC Penney Co. Inc. owns 30 of these stores.

(6)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine’s.

(7)	The Children’s Place Retail Stores, Inc. also operates certain of The Disney Stores.

(8)	Sun Capital Partners, Inc. operates Anchor Blue, Fazoli’s, Friendly’s, Life Uniform, Mattress Firm, Mervyn’s, Shopko, Smokey Bones, Souper Salad and The Limited.

(9)	Tween Brands, Inc. operates Limited Too and Justice.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Capital Expenditures for the Three Months and Six Months Ended June 30, 2008
(In thousands)

	Three Months	Six Months

Tenant allowances	$13,954	$23,534

Renovations	6,801	12,087

Deferred maintenance:
Parking lot and parking lot lighting	1,307	2,314
Roof repairs and replacements	921	1,723
Other capital expenditures	1,111	2,635

Total deferred maintenance expenditures	3,339	6,672

Total capital expenditures	$24,094	$42,293

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2008	2007

Quarter ended:
March 31,	$596	$1,001
June 30,	990	1,593
September 30,	—	548
December 31,	—	1,478

	$1,586	$4,620

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2008

Properties Opened Year-To-Date
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Cary Towne Center - Mimi’s Café	Cary, NC	6,674	$2,243	$1,069	Spring-08	15.0%
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,494	1,494	Spring-08	8.7%
Coastal Grand - JCPenney (g)	Myrtle Beach, SC	103,395	NA	NA	Spring-08	NA
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000	3,430	2,802	Summer-08	11.9%

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	12,580	January-08	8.6%

		206,667	$24,287	$17,945

Announced Property Renovations and Redevelopments
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Redevelopments:
Parkdale Mall - Former Dillards (Phases I & II)	Beaumont, TX	70,220	$29,266	$14,723	Jan-08/Fall-08	6.6%
West County Center - Former Lord & Taylor	St. Louis, MO	90,687	34,149	14,371	Spring-09	9.9%

Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	18,100	13,100	Fall-08	NA
Georgia Square	Athens, GA	674,738	16,900	13,801	Spring-08	NA

		1,968,629	$98,415	$55,995

Properties Under Development at June 30, 2008
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$2,617	Spring-09	5.3%
High Pointe Commons - Christmas Tree Shops	Harrisburg, PA	34,938	6,247	1,781	Fall-08	9.0%
Laurel Park Place - Food Court	Detroit, MI	30,051	4,802	1,661	Winter-08	11.2%
Oak Park Mall - Barnes & Noble	Kansas City, KS	35,539	9,619	4,111	Spring-09	6.9%
Southpark Mall - Food Court	Colonial Heights, VA	17,150	7,755	5,199	Summer-08	11.0%

Associated/Lifestyle Centers:
Brookfield Square - Corner Development	Brookfield, WI	19,745	8,372	1,537	Winter-08	8.0%
Imperial Valley Commons (Phase I) (b)	El Centro, CA	610,966	11,471	22,568	Summer-10/Summer-11	8.1%

Mixed -Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	692,604	150,015	124,732	Summer-08	7.8%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,712	10,226	Summer-08	8.4%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	10,529	6,081	Summer-08	8.8%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	9,385	248	Summer-08	8.7%

Community/Open-Air Centers:
Alamance Crossing - Theater/Shops	Burlington, NC	82,997	18,882	11,342	Spring-08	8.4%
Hammock Landing (Phase I) (d)	West Melbourne, FL	446,369	38,648	36,174	Spring-09	7.5%
Settlers Ridge (b)	Robinson Township, PA	508,192	117,105	40,195	Summer-09	7.8%
Statesboro Crossing (e)	Statesboro, GA	160,238	26,206	16,732	Fall-08/Summer-10	8.3%
Summit Fair (c)	Lee’s Summit, MO	482,051	22,000	22,000	Fall-08/Summer-09	9.8%
The Pavilion at Port Orange (Phase I) (d)	Port Orange, FL	490,132	71,836	36,094	Fall-09	7.3%
The Promenade (f)	D’Iberville, MS	696,762	86,161	36,964	Fall-09	8.5%

		4,539,904	$628,429	$380,262

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.

(b)	60/40 joint venture. Amounts shown are 100% of total cost and cost to date as CBL has funded all costs to date. Cost to date may be gross of applicable reimbursements that have not yet been received.

(c)	CBL’s interest represents 27% of project cost.

(d)	50/50 joint venture.

(e)	50/50 joint venture. Amounts shown are 100% of total cost and cost to date as CBL has funded all costs to date. Cost to date may be gross of applicable reimbursements that have not yet been received.

(f)	85/15 joint venture. Amounts shown are 100% of total cost and cost to date as CBL has funded all costs to date. Cost to date may be gross of applicable reimbursements that have not yet been received.

(g)	The Company owns the land and is ground leasing it to JCPenney, which owns the building and improvements.